UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 17, 2006

SOURCECORP, INCORPORATED

(Exact name of registrant as specified in its charter)

DELAWARE	0-27444	75-2560895
(State or other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

3232 MCKINNEY AVENUE, SUITE 1000 DALLAS, TEXAS		75204
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (214) 740-6500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

Employment Agreement Amendments

SOURCECORP, Incorporated (the “Company”) and SOURCECORP Management, L.P., an indirect wholly-owned subsidiary of the Company, have previously entered into employment agreements with each of Ed H. Bowman, Jr. (President and Chief Executive Officer), Thomas C. Walker (Chairman of the Board and Chief Development Officer), Ralph Burns (Vice President of Corporate Development), Stephen W. Davis (Chief Information Officer), David Delgado (Division President), Barry L. Edwards (Executive Vice President and Chief Financial Officer), Charles S. Gilbert (Senior Vice President, Secretary and General Counsel), Kerry D. Walbridge (Division President) and Ronald Zazworsky (Division President) (such employment agreements, as previously amended, being referred to collectively as the “Employment Agreements”), which were subsequently amended (the “Amendments”) on December 7, 2005. A summary of the material provisions of the Employment Agreements and the Amendments are provided in the Company’s Current Reports on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on May 11, 2005, and December 7, 2005, respectively.

In February 2006, the Company’s Compensation Committee and Board recommended and approved certain modifications with respect to the Employment Agreements. On and after February 17, 2006, the Company and SOURCECORP Management, L.P. entered into amendments to the Employment Agreements with each of Messrs. Bowman, Walker, Burns, Davis, Delgado, Edwards, Gilbert, Walbridge and Zazworsky (the “Second Amendments”). The Second Amendments for each of Messrs. Bowman, Walker, Burns, Davis, Delgado, Edwards, Gilbert, Walbridge and Zazworsky contain a provision intended to ensure compliance with Section 409A (“Section 409A”) of the Internal Revenue Code of 1986, as amended, or any Treasury Regulations promulgated thereunder such as to avoid the excise tax associated with noncompliance. The Second Amendments provide that under certain circumstances, the executive will not be entitled to the payment of any benefits upon a separation of service with the Company until the earlier of (i) the date which is six months after his separation of service for any reason other than death or (ii) the date of his death. This provision will only apply in the event that the executive is a “specified employee” under Section 409A and if application of this provision is required in order to comply with Section 409A.

The full text of the Second Amendments among the Company, SOURCECORP Management, L.P. and Messrs. Bowman, Walker, Burns, Davis, Delgado, Edwards, Gilbert, Walbridge and Zazworsky are attached hereto as Exhibits 10.1 through 10.9 and are hereby incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description of Exhibit

10.1*	Second Amendment to Amended and Restated Employment Agreement dated as of February 17, 2006 among SOURCECORP, Incorporated, SOURCECORP Management, L.P. and Ed H. Bowman, Jr.

10.2*	Second Amendment to Amended and Restated Employment Agreement dated as of February 17, 2006 among SOURCECORP, Incorporated, SOURCECORP Management, L.P. and Thomas C. Walker

10.3*	Second Amendment to Amended and Restated Employment Agreement dated as of February 17, 2006 among SOURCECORP, Incorporated, SOURCECORP Management, L.P. and Ralph D. Burns

10.4*	Second Amendment to Amended and Restated Employment Agreement dated as of February 17, 2006 among SOURCECORP, Incorporated, SOURCECORP Management, L.P. and Stephen W. Davis

10.5*	Second Amendment to Amended and Restated Employment Agreement dated as of February 24, 2006 among SOURCECORP, Incorporated, SOURCECORP Management, L.P. and David Delgado

10.6*	Second Amendment to Amended and Restated Employment Agreement dated as of February 20, 2006 among SOURCECORP, Incorporated, SOURCECORP Management, L.P. and Barry L. Edwards

10.7*	Second Amendment to Amended and Restated Employment Agreement dated as of February 17, 2006 among SOURCECORP, Incorporated, SOURCECORP Management, L.P. and Charles S. Gilbert

10.8*	Second Amendment to Amended and Restated Employment Agreement dated as of February 17, 2006 among SOURCECORP, Incorporated, SOURCECORP Management, L.P. and Kerry D. Walbridge

10.9*	Second Amendment to Amended and Restated Employment Agreement dated as of February 23, 2006 among SOURCECORP, Incorporated, SOURCECORP Management, L.P. and Ronald Zazworsky

10.10*

Amended and Restated Employment Agreement by and among SOURCECORP, Incorporated, SOURCECORP Management, L.P. and Ed H. Bowman, Jr. effective as of January 1, 2005 (Incorporated by reference to Exhibit 99.1 to the registrant’s Current Report on Form 8-K filed May 11, 2005)

10.11*

Amended and Restated Employment Agreement by and among SOURCECORP, Incorporated, SOURCECORP Management, L.P. and Thomas C. Walker effective as of January 1, 2005 (Incorporated by reference to Exhibit 99.2 to the registrant’s Current Report on Form 8-K filed May 11, 2005)

Exhibit Number	Description of Exhibit

10.12*

Amended and Restated Employment Agreement by and among SOURCECORP, Incorporated, SOURCECORP Management, L.P. and Ralph D. Burns effective as of January 1, 2005 (Incorporated by reference to Exhibit 99.3 to the registrant’s Current Report on Form 8-K filed May 11, 2005)

10.13*

Amended and Restated Employment Agreement by and among SOURCECORP, Incorporated, SOURCECORP Management, L.P. and Stephen W. Davis effective as of January 1, 2005 (Incorporated by reference to Exhibit 99.4 to the registrant’s Current Report on Form 8-K filed May 11, 2005)

10.14*

Amended and Restated Employment Agreement by and among SOURCECORP, Incorporated, SOURCECORP Management, L.P. and David Delgado effective as of January 1, 2005 (Incorporated by reference to Exhibit 99.5 to the registrant’s Current Report on Form 8-K filed May 11, 2005)

10.15*

Amended and Restated Employment Agreement by and among SOURCECORP, Incorporated, SOURCECORP Management, L.P. and Barry L. Edwards effective as of January 1, 2005 (Incorporated by reference to Exhibit 99.6 to the registrant’s Current Report on Form 8-K filed May 11, 2005)

10.16*

Amended and Restated Employment Agreement by and among SOURCECORP, Incorporated, SOURCECORP Management, L.P. and Charles S. Gilbert effective as of January 1, 2005 (Incorporated by reference to Exhibit 99.7 to the registrant’s Current Report on Form 8-K filed May 11, 2005)

10.17*

Amended and Restated Employment Agreement by and among SOURCECORP, Incorporated, SOURCECORP Management, L.P. and Kerry D. Walbridge effective as of January 1, 2005 (Incorporated by reference to Exhibit 99.9 to the registrant’s Current Report on Form 8-K filed May 11, 2005)

10.18*

Amended and Restated Employment Agreement by and among SOURCECORP, Incorporated, SOURCECORP Management, L.P. and Ronald Zazworsky effective as of January 1, 2005 (Incorporated by reference to Exhibit 99.10 to the registrant’s Current Report on Form 8-K filed May 11, 2005)

10.19*

Amendment to Amended and Restated Employment Agreement by and among SOURCECORP, Incorporated, SOURCECORP Management, L.P. and Ed H. Bowman, Jr. effective as of December 7, 2005 (Incorporated by reference to Exhibit 10.1 to the registrant’s Current Report on Form 8-K filed December 7, 2005)

10.20*

Amendment to Amended and Restated Employment Agreement by and among SOURCECORP, Incorporated, SOURCECORP Management, L.P. and Thomas C. Walker effective as of December 7, 2005 (Incorporated by reference to Exhibit 10.2 to the registrant’s Current Report on Form 8-K filed December 7, 2005)

10.21*

Amendment to Amended and Restated Employment Agreement by and among SOURCECORP, Incorporated, SOURCECORP Management, L.P. and Ralph D. Burns effective as of December 7, 2005 (Incorporated by reference to Exhibit 10.3 to the registrant’s Current Report on Form 8-K filed December 7, 2005)

10.22*	Amendment to Amended and Restated Employment Agreement by and among SOURCECORP, Incorporated, SOURCECORP Management, L.P. and Stephen W.

Exhibit Number	Description of Exhibit

Davis effective as of December 7, 2005 (Incorporated by reference to Exhibit 10.4 to the registrant’s Current Report on Form 8-K filed December 7, 2005)

10.23*

Amendment to Amended and Restated Employment Agreement by and among SOURCECORP, Incorporated, SOURCECORP Management, L.P. and David Delgado effective as of December 7, 2005 (Incorporated by reference to Exhibit 10.5 to the registrant’s Current Report on Form 8-K filed December 7, 2005)

10.24*

Amendment to Amended and Restated Employment Agreement by and among SOURCECORP, Incorporated, SOURCECORP Management, L.P. and Barry L. Edwards effective as of December 7, 2005 (Incorporated by reference to Exhibit 10.6 to the registrant’s Current Report on Form 8-K filed December 7, 2005)

10.25*

Amendment to Amended and Restated Employment Agreement by and among SOURCECORP, Incorporated, SOURCECORP Management, L.P. and Charles S. Gilbert effective as of December 7, 2005 (Incorporated by reference to Exhibit 10.7 to the registrant’s Current Report on Form 8-K filed December 7, 2005)

10.26*

Amendment to Amended and Restated Employment Agreement by and among SOURCECORP, Incorporated, SOURCECORP Management, L.P. and Kerry D. Walbridge effective as of December 7, 2005 (Incorporated by reference to Exhibit 10.8 to the registrant’s Current Report on Form 8-K filed December 7, 2005)

10.27*

Amendment to Amended and Restated Employment Agreement by and among SOURCECORP, Incorporated, SOURCECORP Management, L.P. and Ronald Zazworsky effective as of December 7, 2005 (Incorporated by reference to Exhibit 10.9 to the registrant’s Current Report on Form 8-K filed December 7, 2005)

*Management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOURCECORP, INCORPORATED

/s/ ED. H. BOWMAN, JR.

Ed H. Bowman, Jr.,
President and Chief Executive Officer

Dated:  February 24, 2006

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit

10.1*	Second Amendment to Amended and Restated Employment Agreement dated as of February 17, 2006 among SOURCECORP, Incorporated, SOURCECORP Management, L.P. and Ed H. Bowman, Jr.

10.2*	Second Amendment to Amended and Restated Employment Agreement dated as of February 17, 2006 among SOURCECORP, Incorporated, SOURCECORP Management, L.P. and Thomas C. Walker

10.3*	Second Amendment to Amended and Restated Employment Agreement dated as of February 17, 2006 among SOURCECORP, Incorporated, SOURCECORP Management, L.P. and Ralph D. Burns

10.4*	Second Amendment to Amended and Restated Employment Agreement dated as of February 17, 2006 among SOURCECORP, Incorporated, SOURCECORP Management, L.P. and Stephen W. Davis

10.5*	Second Amendment to Amended and Restated Employment Agreement dated as of February 24, 2006 among SOURCECORP, Incorporated, SOURCECORP Management, L.P. and David Delgado

10.6*	Second Amendment to Amended and Restated Employment Agreement dated as of February 20, 2006 among SOURCECORP, Incorporated, SOURCECORP Management, L.P. and Barry L. Edwards

10.7*	Second Amendment to Amended and Restated Employment Agreement dated as of February 17, 2006 among SOURCECORP, Incorporated, SOURCECORP Management, L.P. and Charles S. Gilbert

10.8*	Second Amendment to Amended and Restated Employment Agreement dated as of February 17, 2006 among SOURCECORP, Incorporated, SOURCECORP Management, L.P. and Kerry D. Walbridge

10.9*	Second Amendment to Amended and Restated Employment Agreement dated as of February 23, 2006 among SOURCECORP, Incorporated, SOURCECORP Management, L.P. and Ronald Zazworsky

10.10*

Amended and Restated Employment Agreement by and among SOURCECORP, Incorporated, SOURCECORP Management, L.P. and Ed H. Bowman, Jr. effective as of January 1, 2005 (Incorporated by reference to Exhibit 99.1 to the registrant’s Current Report on Form 8-K filed May 11, 2005)

Exhibit Number	Description of Exhibit

10.11*

Amended and Restated Employment Agreement by and among SOURCECORP, Incorporated, SOURCECORP Management, L.P. and Thomas C. Walker effective as of January 1, 2005 (Incorporated by reference to Exhibit 99.2 to the registrant’s Current Report on Form 8-K filed May 11, 2005)

10.12*

Amended and Restated Employment Agreement by and among SOURCECORP, Incorporated, SOURCECORP Management, L.P. and Ralph D. Burns effective as of January 1, 2005 (Incorporated by reference to Exhibit 99.3 to the registrant’s Current Report on Form 8-K filed May 11, 2005)

10.13*

Amended and Restated Employment Agreement by and among SOURCECORP, Incorporated, SOURCECORP Management, L.P. and Stephen W. Davis effective as of January 1, 2005 (Incorporated by reference to Exhibit 99.4 to the registrant’s Current Report on Form 8-K filed May 11, 2005)

10.14*

Amended and Restated Employment Agreement by and among SOURCECORP, Incorporated, SOURCECORP Management, L.P. and David Delgado effective as of January 1, 2005 (Incorporated by reference to Exhibit 99.5 to the registrant’s Current Report on Form 8-K filed May 11, 2005)

10.15*

Amended and Restated Employment Agreement by and among SOURCECORP, Incorporated, SOURCECORP Management, L.P. and Barry L. Edwards effective as of January 1, 2005 (Incorporated by reference to Exhibit 99.6 to the registrant’s Current Report on Form 8-K filed May 11, 2005)

10.16*

Amended and Restated Employment Agreement by and among SOURCECORP, Incorporated, SOURCECORP Management, L.P. and Charles S. Gilbert effective as of January 1, 2005 (Incorporated by reference to Exhibit 99.7 to the registrant’s Current Report on Form 8-K filed May 11, 2005)

10.17*

Amended and Restated Employment Agreement by and among SOURCECORP, Incorporated, SOURCECORP Management, L.P. and Kerry D. Walbridge effective as of January 1, 2005 (Incorporated by reference to Exhibit 99.9 to the registrant’s Current Report on Form 8-K filed May 11, 2005)

10.18*

Amended and Restated Employment Agreement by and among SOURCECORP, Incorporated, SOURCECORP Management, L.P. and Ronald Zazworsky effective as of January 1, 2005 (Incorporated by reference to Exhibit 99.10 to the registrant’s Current Report on Form 8-K filed May 11, 2005)

10.19*

Amendment to Amended and Restated Employment Agreement by and among SOURCECORP, Incorporated, SOURCECORP Management, L.P. and Ed H. Bowman, Jr. effective as of December 7, 2005 (Incorporated by reference to Exhibit 10.1 to the registrant’s Current Report on Form 8-K filed December 7, 2005)

10.20*

Amendment to Amended and Restated Employment Agreement by and among SOURCECORP, Incorporated, SOURCECORP Management, L.P. and Thomas C. Walker effective as of December 7, 2005 (Incorporated by reference to Exhibit 10.2 to the registrant’s Current Report on Form 8-K filed December 7, 2005)

Exhibit Number	Description of Exhibit

10.21*

Amendment to Amended and Restated Employment Agreement by and among SOURCECORP, Incorporated, SOURCECORP Management, L.P. and Ralph D. Burns effective as of December 7, 2005 (Incorporated by reference to Exhibit 10.3 to the registrant’s Current Report on Form 8-K filed December 7, 2005)

10.22*

Amendment to Amended and Restated Employment Agreement by and among SOURCECORP, Incorporated, SOURCECORP Management, L.P. and Stephen W. Davis effective as of December 7, 2005 (Incorporated by reference to Exhibit 10.4 to the registrant’s Current Report on Form 8-K filed December 7, 2005)

10.23*

Amendment to Amended and Restated Employment Agreement by and among SOURCECORP, Incorporated, SOURCECORP Management, L.P. and David Delgado effective as of December 7, 2005 (Incorporated by reference to Exhibit 10.5 to the registrant’s Current Report on Form 8-K filed December 7, 2005)

10.24*

Amendment to Amended and Restated Employment Agreement by and among SOURCECORP, Incorporated, SOURCECORP Management, L.P. and Barry L. Edwards effective as of December 7, 2005 (Incorporated by reference to Exhibit 10.6 to the registrant’s Current Report on Form 8-K filed December 7, 2005)

10.25*

Amendment to Amended and Restated Employment Agreement by and among SOURCECORP, Incorporated, SOURCECORP Management, L.P. and Charles S. Gilbert effective as of December 7, 2005 (Incorporated by reference to Exhibit 10.7 to the registrant’s Current Report on Form 8-K filed December 7, 2005)

10.26*

Amendment to Amended and Restated Employment Agreement by and among SOURCECORP, Incorporated, SOURCECORP Management, L.P. and Kerry D. Walbridge effective as of December 7, 2005 (Incorporated by reference to Exhibit 10.8 to the registrant’s Current Report on Form 8-K filed December 7, 2005)

10.27*

Amendment to Amended and Restated Employment Agreement by and among SOURCECORP, Incorporated, SOURCECORP Management, L.P. and Ronald Zazworsky effective as of December 7, 2005 (Incorporated by reference to Exhibit 10.9 to the registrant’s Current Report on Form 8-K filed December 7, 2005)

*Management contract or compensatory plan or arrangement.